SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K/A
                        (AMENDMENT NO. 2)

                         CURRENT REPORT

         Pursuant to Section 13 or Section 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): May 6, 1996
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                            Sola International Inc.
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     (Exact name of registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdication of incorporation)



                1-13606                         94-3189941
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 (Commission File Number)      (IRS Employer Identification No.)


  2420 Sand Hill Road, Suite 200, Menlo Park, California  94025
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  (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (415) 324-6868
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Sola International Inc., a Delaware corporation (the "Company"), has entered into a Purchase Agreement (the "Purchase Agreement") dated as of May 6, 1996, between the Company and American Optical Corporation ("AOC") providing for the acquisition of substantially all of AOC's worldwide ophthalmic business for cash consideration of $107,000,000 (together with the assumption of certain liabilities), subject to post closing adjustments.

     The foregoing description of the terms and provisions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, filed as Exhibit 2 to this Report on Form
8-K/A and is hereby incorporated by reference.

     The Company issued a press release on May 6, 1996, announcing the execution of the Purchase Agreement. The press release is incorporated by reference to Exhibit 99.1 to this Report on Form 8-K/A.

     This Report on Form 8-K/A also provides certain historical combined financial information for the Worldwide Ophthalmic Group of American Optical Corporation and certain pro forma financial information regarding Sola International Inc. This information is included in Exhibits 99.2 and 99.3.

     The acquisition was consummated on June 19, 1996. The Company issued a press release on June 19, 1996, announcing the consummation of the acquisition. The press release is incorporated by reference to Exhibit 99.4 to this Report on Form 8-K/A. The acquisition was funded primarily through borrowings under the Company's new credit agreement, which was entered into at the same time as the closing of the acquisition. The new credit agreement is filed as Exhibit 4 to this Report and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:
                --------------------

          The following audited combined financial statements of the Worldwide Ophthalmic Group of American Optical Corporation, together with the report thereon of Ernst & Young LLP, independent auditors, appear as Exhibit 99.2 to this Report and are incorporated herein by reference:

          Combined Balance Sheets as of March 29, 1996 and March
31, 1995

          Combined Statements of Income and Group Control for the years ended March 29, 1996 and March 31, 1995

          Combined Statements of Cash Flows for the years ended
March 29, 1996 and March 31, 1995
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          Notes to Combined Financial Statements

          (b)  Pro Forma Financial Information:
                -------------------------------

          The following unaudited pro forma condensed combined financial information appears as Exhibit 99.3 to this report and is incorporated herein by reference:

          Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1996

          Notes to Unaudited Pro Forma Condensed Combined Balance
Sheet

          Unaudited Pro Forma Condensed Combined Statement of
Operations for the fiscal year ended March 31, 1996

          Notes to Unaudited Pro Forma Condensed Combined
Statement of Operations

          (c)  Exhibits:
                --------

          See the Exhibits Index following the signature page of
this Report, which is incorporated herein by reference.
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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Sola International Inc.


Date:  June 25, 1996                 By:      /s/ Ian S. Gillies
                                         -------------------------
                                         Ian S. Gillies
                                         Vice President, Finance,
                                         Chief Financial Officer,
                                         Secretary and Treasurer


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                     SOLA INTERNATIONAL INC.

                          EXHIBIT INDEX

                               to

                    FORM 8-K/A CURRENT REPORT

                   Date of Report: May 6, 1996


   Exhibit                   Description
   Number
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     2*        Purchase Agreement between Sola International Inc.
               and American Optical Corporation, dated as of May
               6, 1996.

     4 Multicurrency Credit Agreement, dated as of June 14, 1996, among Sola International Inc., and the Other Borrowers as the Borrowers, the Subsidiary Guarantors, Bank of America National Trust and Savings Association, as Agent and Letter of Credit Issuing Bank, The First National Bank of Boston and The Bank of Nova Scotia, as Co-Agents, and the Other Financial Institutions Party Thereto.

     23*       Consent of Ernst & Young LLP, independent auditors

     99.1*     Press Release issued on behalf of Sola
               International Inc., dated May 6, 1996

     99.2* The following audited combined financial statements of the Worldwide Ophthalmic Group of American Optical Corporation, together with the report thereon of Ernst & Young LLP, independent auditors:

                  Combined Balance Sheets as of March 29, 1996
                  and March 31, 1995

                  Combined Statements of Income and Group Control for the years ended March 29, 1996 and March
                  31, 1995

                  Combined Statements of Cash Flows for the years ended March 29, 1996 and March 31, 1995

                  Notes to Combined Financial Statements

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     99.3*     The following unaudited pro forma condensed
               combined financial information:

                  Unaudited Pro Forma Condensed Combined Balance
                  Sheet as of March 31, 1996

                  Notes to Unaudited Pro Forma Condensed Combined
                  Balance Sheet

                  Unaudited Pro Forma Condensed Combined
                  Statement of Operations for the fiscal year ended March 31, 1996

                  Notes to Unaudited Pro Forma Condensed Combined
                  Statement of Operations

     99.4      Press Release issued on behalf of Sola
               International Inc., dated June 19, 1996


*  Previously filed

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